Fees Summary	Oct. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 289,052,500.00
Previously Paid Amount	0.00
Total Fee Amount	39,918.15
Total Offset Amount	0.00
Net Fee	$ 39,918.15
Final Prospectus	false